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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2004

HOMESTAR MORTGAGE ACCEPTANCE CORP. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2004, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2004-6)


                       Homestar Mortgage Acceptance Corp.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                        333-116235                90-0098699
----------------------------         ------------        -----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)

W. 115 Century Road 07652 Paramus, New Jersey (Zip Code) (Address of Principal Executive Offices)

Registrant's telephone number, including area code, is (201) 225-2006

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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[TPW: NYLEGAL:282077.2] 19929-00013  11/08/2004 09:53 AM


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         Item 9.01.  Financial Statements and Exhibits.
                     ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of November 1, 2004 among Homestar Mortgage Acceptance Corp., as company, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. (In accordance with Rule 202 of Regulation S-T, Exhibit H, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       HOMESTAR MORTGAGE ACCEPTANCE CORP.


                                       By:  /s/ Frank Plenskofski
                                           ----------------------------------
                                       Name:    Frank Plenskofski
                                       Title:   Vice President and Treasurer

Dated: December 6, 2004


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                                  EXHIBIT INDEX


              Item 601 (a) of        Sequentially
Exhibit       Regulation S-K         Numbered
Number        Exhibit No.            Description                       Page
------        -----------            -----------                       ----
1             4                      Pooling and Servicing Agreement   5